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                                 Exhibit 10.57

                            IDX SYSTEMS CORPORATION

                             STOCK OPTION AGREEMENT

  THIS AGREEMENT ("Agreement") is made as of the date of the Grant Date, and is by and between the Company and James H. Crook, Jr. (the "Optionee").

     1. Grant of Option. The Company hereby grants to the Optionee the Option, pursuant to the Plan, to purchase an aggregate of One Hundred Forty Seven Thousand (147,000) shares of Common Stock at a price of $17.75 per share, purchasable as set forth in, and subject to the terms and conditions of, this Option and the Plan. The capitalized terms used in this Agreement shall have the meanings set forth on Schedule A - Definitions, attached hereto. This Option is not intended to qualify as an incentive stock option within the meaning of
Section 422 of the Internal Revenue Code.

     2.  Exercise of Option and Provisions for Termination.

          2.1   Vesting.

               2.1.1 Ordinary Vesting. Except as otherwise provided in this Agreement, this Option may be exercised as to any and all Option Shares at any time during the period commencing with the Fifth Anniversary Date and ending on the Expiration Date. This Option may not be exercised at any time after the Expiration Date.

               2.1.2 Accelerated Vesting. Subject to all of the conditions set forth in this Agreement, Optionee may become entitled to exercise the Option with respect to a number of the Option Shares prior to the Fifth Anniversary Date, in accordance with the following provisions:

               2.1.2.1 If at any time after the expiration of one year after the Grant Date the Average Price Per Share is $22.00 or higher, the Option shall become exercisable with respect to twenty-five percent (25%) of the Option Shares.

               2.1.2.2 If at any time after the expiration of two years after the Grant Date the Average Price Per Share is $27.00 or higher, the Option shall become exercisable with respect to that number of Option shares, which when added to the number of Option Shares with respect to which the Option has previously become exercisable, will equal fifty percent (50%) of the Option Shares.

               2.1.2.3 If at any time after the expiration of three years after the Grant Date the Average Price Per Share is $32.00 or higher, the Option shall become exercisable with respect to that number of Option shares, which when added to the number of Option Shares with respect to which the Option has previously become exercisable, will equal seventy-five percent (75%) of the Option Shares.

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               2.1.2.4 If at any time after the expiration of four years after the Grant Date the Average Price Per Share is $37.00 or higher, the Option shall become exercisable with respect to that number of Option Shares, which when added to the number of Option Shares with respect to which the Option has previously become exercisable, will equal one hundred percent (100%) of the Option Shares.

          2.2 Exercise Procedure. Subject to the conditions set forth in this Agreement, this Option shall be exercised by the Optionee's delivery of written notice of exercise to the Secretary of the Company, specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanied by payment in full in accordance with Section 3 hereof. Such exercise shall be effective upon receipt by the Secretary of the Company of such written notice together with the required payment. The Optionee may purchase less than the number of shares covered hereby, provided that no partial exercise of this Option may be for any fractional share or for fewer than ten whole shares.

          2.3 Continuous Employment Required. Except as otherwise provided in this Section 2, this Option may not be exercised unless the Optionee, at the time he or she exercises this Option, is, and has been at all times since the date of grant of this Option, an employee of the Company. For all purposes of this Option, (i) "employment" shall be defined in accordance with the provisions of section 1.421-7(h) of the regulations under the Code or any successor regulations, and (ii) if this Option shall be assumed or a new Option substituted therefor in a transaction to which Section 424(a) of the Code applies, employment by such assuming or substituting corporation, hereinafter called the "Successor Corporation") shall be considered for all purposes of this Option to be employment by the Company.

          2.4 Exercise Period Upon Termination of Employment. If the Optionee ceases to be employed by the Company for any reason, then, except as provided in Sections 2.5 and 2.6 below, the right to exercise this Option shall terminate 30 days after such cessation (but in no event after the Expiration Date), provided that, except as set forth in Section 2.5, this Option shall be exercisable only to the extent that the Optionee was entitled to exercise this Option on the date of such cessation. Notwithstanding the foregoing, if the Optionee, prior to the Expiration Date, materially violates the non-competition or confidentiality provisions of any employment contract, confidentiality or nondisclosure agreement, the right to exercise this Option shall terminate immediately upon written notice of such violation given to Optionee by the Company.

          2.5 Exercise Period Upon Involuntary Termination, Death or Disability. If the Optionee dies or becomes disabled prior to the Expiration Date while he or she is an employee of the Company, or if the Optionee dies within three months after the Optionee ceases to be an employee of the Company, or if the Optionee's employment shall terminate involuntarily for any reason, the Option shall immediately become exercisable in full as to all Option Shares, at any time or times within the period of one year following the date of death or disability of the Optionee (but in no event after the Expiration Date). Except as otherwise indicated by the context, the term "Optionee," as used in this Option, shall be deemed to include the estate of the Optionee or any

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person who acquires the right to exercise this Option by bequest or inheritance or otherwise by reason of the death of the Optionee or by legal guardianship, custodianship or similar reason.

     2.6 Resignation of Employment. If the Optionee, prior to the Expiration Date, voluntarily resigns from employment with the Company, the right to exercise this Option shall terminate immediately upon such resignation.

  3. Payment of Purchase Price.

     3.1 Method of Payment. Payment of the purchase price for shares purchased upon exercise of this Option shall be made (i) by delivery to the Company of cash or a check to the order of the Company in an amount equal to the purchase price of such shares, (ii) subject to the consent of the Company, by delivery to the Company of shares of Common Stock of the Company then owned by the Optionee having a fair market value equal in amount to the purchase price of such shares,
(iii) by any other means which the Board of Directors determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 under the Securities Exchange Act of 1934 and Regulations T promulgated by the Federal Reserve Board), or (iv) by any combination of such methods of payment.

     3.2 Valuation of Shares or Other Non-Cash Consideration Tendered in Payment of Purchase Price. For the purposes hereof, the fair market value of any share of the Company's Common Stock or other non-cash consideration which may be delivered to the Company in exercise of this Option shall be determined in good faith by the Board of Directors of the Company.

     3.3 Delivery of Shares Tendered in Payment of Purchase Price. If the Optionee exercises Options by delivery of shares of Common Stock of the Company, the certificate or certificates representing the shares of Common Stock of the Company to be delivered shall be duly executed in blank by the Optionee or shall be accompanied by a stock power duly executed in blank suitable for purposes of transferring such shares to the Company. Fractional shares of Common Stock of the Company will not be accepted in payment of the purchase price of shares acquired upon exercise of this Option.

     3.4 Restrictions on Use of Option Stock. Notwithstanding the foregoing, no shares of Common Stock of the Company may be tendered in payment of the purchase price if shares to be so tendered were acquired within twelve (12) months before the date of such tender, through the exercise of an Option granted under the Plan or any other stock Option or restricted stock plan of the Company.

  4. Delivery of Shares; Compliance with Securities Laws, Etc.

     4.1 General. The Company shall, upon payment of the Option price for the number of shares purchased and paid for, make prompt delivery of such shares to the Optionee, provided that if any law or regulation requires the Company to take any action with respect to such shares

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before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action.

     4.2 Listing, Qualification, Etc. This Option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject hereto upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares hereunder, this Option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, disclosure or satisfaction of such other condition shall have been effected or obtained on terms acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for, effect or obtain such listing, registration, qualification, or disclosure, or to satisfy such other condition.

     5. Nontransferability of Option. Except as provided below in this Section 5 and also in Section 2.5 hereof, this Option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process. Upon any unauthorized attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this Option or such rights, this Option and such rights shall, at the election of the Company, become null and void. Notwithstanding the foregoing, Optionee may transfer by gift all or any portion of the Option to any lineal descendent (including any legally adopted child), spouse or parent, or to any trust or similar entity of which such a person is the beneficiary.

     6. No Special Employment Rights. Nothing contained in the Plan or this Agreement shall be construed or deemed by any person under any circumstances to bind the Company to continue the employment of the Optionee for any period.

     7. No Rights as a Shareholder. The Optionee shall have no rights as a shareholder with respect to any shares which may be purchased by exercise of this Option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) unless and until a certificate representing such shares is duly issued and delivered to the Optionee. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     8. Adjustment Provisions.

          8.1 General. If, through, or as a result of, any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to

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such shares of Common Stock or other securities, the Optionee shall, with respect to this Option or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Section 15(a) of the Plan.

          8.2 Board Authority to Make Adjustments. Any adjustments under this
Section 8 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued pursuant to this Option on account of any such adjustments

          8.3 Limits on Adjustments. No adjustment shall be made under this
Section 8 which would, within the meaning of any applicable provision of the Code, constitute a modification, extension or renewal of this Option or a grant of additional benefits to the Optionee.

     9. Mergers, Consolidation, Distributions, Liquidations, etc. In the event of (i) a consolidation or merger, (ii) sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity, or (iii) a liquidation of the Company, prior to the Expiration Date or termination of this Option, the Optionee shall, with respect to this Option or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in the Plan.

     10. Withholding Taxes. The Company's obligation to deliver shares upon the exercise of this Option shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and employment tax withholding requirements, and the Company shall have the right to withhold for such taxes as from proceeds of the sale of any shares as a result of the exercise of the Option.

     11. Investment Representations; Legends.

          11.1 Representations. The Optionee represents, warrants and covenants that:

               11.1.1 Any shares purchased upon exercise of this Option shall be acquired for the Optionee's account for investment only and not with a view to, or for sale in connection with, any distribution of the share in violation of the Securities Act of 1933 (the "Securities Act") or any rule or regulation under the Securities Act.

               11.1.2 The Optionee has had such opportunity as he or she has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Optionee to evaluate the merits and risks of his or her investment in the Company.

               11.1.3 The Optionee is able to bear the economic risk of holding shares acquired pursuant to the exercise of this Option for an indefinite period.

               11.1.4 The Optionee understands that (A) the shares acquired pursuant to the exercise of this Option may not be registered under the Securities Act and may be "restricted

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securities" within the meaning of Rule 144 under the Securities Act; (B) such shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (C) an exemption from registration under Rule 144, or otherwise under the Securities Act may not be available for at least one year and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and
(D) there is currently a registration statement on file with the Securities and Exchange Commission with respect to certain shares of Common Stock of the Company, and a registration statement with respect to shares exercisable under the Plan by Optionee only, but the Company has no obligation to register any shares acquired pursuant to the exercise of this Option to keep current any existing registration or prospectus.

Optionee acknowledges receipt of the current Prospectus for the Plan. By making payment upon exercise of this Option, the Optionee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this
Section 11.

  11.2 Legends on Stock Certificates. If required by the Company, all stock certificates representing shares of Common Stock issued to the Optionee or any other person upon exercise of this Option shall have affixed thereto legends substantially in the following form, in addition to any other legends required by applicable state law:

          "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred, sold or otherwise disposed of in the absence of an effective registration statement with respect to the shares evidenced by this certificate, filed and made effective under the Securities Act of 1933, or an opinion of counsel satisfactory to the Company to the effect that registration under such Act is not required. The shares of stock represented by this certificate are subject to certain restrictions on transfer contained in an Option Agreement, a copy of which will be furnished upon request by the issuer."

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12.   Miscellaneous.

          12.1 Except as provided herein, this Option may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Optionee.

          12.2 All notices under this Option shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to the other.

          12.3 This Option shall be governed by and construed in accordance with the laws of the State of Vermont.


Grant Date: October 16, 2000       IDX SYSTEMS CORPORATION,
                                   a Vermont Corporation

                                   By:/s/ RICHARD E. TARRANT
                                      --------------------------
                                      Richard E. Tarrant,
                                      Chief Executive Officer



                             OPTIONEE'S ACCEPTANCE

  The undersigned hereby accepts the foregoing Option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's current Prospectus for the Plan.

                                   OPTIONEE


                                   /S/ JAMES H. CROOK, JR.
                                   -----------------------------
                                   James H. Crook, Jr.

                                   Address:_____________________
                                   _____________________________

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